As filed with the Securities and Exchange Commission on May 24, 1999.

                                                   1933 Act File No. 2-14486
                                                   1940 Act File No. 811-835
----------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 72
                                       and
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 35

                              MIDAS INVESTORS LTD.
               (Exact Name of Registrant as Specified in Charter)

                                11 Hanover Square
                            New York, New York 10005
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-212-785-0900

                                   Copies to:

DEBORAH A. SULLIVAN, ESQ.                   DAVID STEPHENS, ESQ.
CEF Advisers, Inc.                          Stroock & Stroock & Lavan LLP
11 Hanover Square                           180 Maiden Lane
New York, New York 10005-3401               New York, New York 10038
(Name and Address of
    Agent for Service)


It is proposed that this filing will become effective: June 30, 1999 PURSUANT TO RULE 485(A).


         Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's most recent Rule 24f-2 Notice was filed on March 25, 1999.

                              MIDAS INVESTORS LTD.

                       CONTENTS OF REGISTRATION STATEMENT


         This registration statement consists of the following papers and documents.

         Cover Sheet

         Table of Contents

         Cross Reference Sheets

         Part A - Prospectus

         Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

                              MIDAS INVESTORS LTD.

                              CROSS REFERENCE SHEET



Part A. Item No.                                Prospectus Caption

             1                                  Cover Page

             2                                  Expense Table

             3                                  Financial Highlights
                             Performance Information

             4                                  General

                          The Fund's Investment Program
                                                Back Cover Page
                                                Risk Factors

             5                                  Investment Manager
                          Custodian and Transfer Agent

             6                                  Cover Page
                                                General
                                                Investment Manager
                                                Distributions and Taxes
                                                Determination of Net Asset Value
                                                Shareholder Services
                                                Back Cover Page

             7                                  How to Purchase Shares
                                                Shareholder Services
                        Determination of Net Asset Value
                             Distribution of Shares
                                                Back Cover Page

             8                                  How to Redeem Shares
                        Determination of Net Asset Value

             9                                  Not Applicable

                              MIDAS INVESTORS LTD.

                              CROSS REFERENCE SHEET

Part B. Item No.                   Statement of Additional Information Caption
             10                           Cover Page

             11                           Table of Contents

             12                           Not Applicable

             13                           Investment Restrictions
                                          The Fund's Investment Program
                                          Allocation of Brokerage
                                          Options, Futures and Forward Currency
                                            Contract Strategies
             14                           Officers and Directors

             15                           Officers and Directors
                                          Investment Manager

             16                           Officers and Directors
                                          Investment Manager
                                          Investment Management Agreement
                                          Distribution of Shares
                                          Custodian, Transfer and Dividend
                                          Disbursing Agent Auditors

             17                            Allocation of Brokerage

             18                            Not Applicable

             19                            Purchase of Shares

             20                            Distributions and Taxes

             21                            Not Applicable

             22                            Performance Information

             23                            Financial Statements

Part C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                              [Insert Midas Design]



                                   Midas Funds




                         Prospectus dated June 30, 1999


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                                TABLE OF CONTENTS

MIDAS FUND, INC................................................................2

MIDAS INVESTORS, LTD...........................................................5

MIDAS MAGIC, INC...............................................................7

MIDAS SPECIAL EQUITIES FUND, INC..............................................10

MIDAS U.S. AND OVERSEAS FUND LTD..............................................12

DOLLAR RESERVES, INC..........................................................15

RISKS OF INVESTING............................................................17

PORTFOLIO MANAGEMENT..........................................................18

MANAGEMENT FEES...............................................................19

DISTRIBUTION AND SHAREHOLDER SERVICES.........................................19

PURCHASING SHARES.............................................................20

REDEEMING SHARES..............................................................21

ACCOUNT AND TRANSACTION POLICIES..............................................21

DISTRIBUTIONS AND TAXES.......................................................22

FINANCIAL HIGHLIGHTS..........................................................23

                                MIDAS FUND, INC.


                              INVESTMENT OBJECTIVE

Midas Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

                               INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in domestic or foreign companies involved with gold, silver, platinum or other natural resources and gold, silver and platinum bullion. The Fund will invest at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities.

In making investments for the Fund, management may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it may also consider an investment's income generating capacity as well. A stock is typically sold when, in the opinion of the portfolio management team, its potential to meet the Fund's investment objective is limited, or exceeded by another potential investment.

The Fund may borrow money to purchase and hold securities and may engage in short selling where risk of loss is potentially unlimited. The Fund may utilize other investments and investment techniques that may impact Fund performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their values from other securities or commodities or that are based on indices). The Fund may also lend portfolio securities to other parties. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

The Fund may, from time to time, under adverse market conditions take temporary defensive positions such as investing some or all of its assets in cash and cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such temporary defensive positions, the Fund may not achieve its investment objective.

                                 PRINCIPAL RISKS

Precious Metals Price. The primary risk affecting this Fund's performance is that its investments are linked to the prices of gold, silver, platinum and other resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one of the major sources of gold, silver, platinum and other resources could have a substantial effect on supply and demand in countries throughout the world.

Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Standard & Poor's 500 Stock Index ("S&P 500") and Morningstar Precious Metals Fund Average ("PMFA"). The S&P 500 is an index that is unmanaged and fully invested in common stocks. The PMFA is an equally weighted average of the 22 managed precious metals funds tracked by Morningstar. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

             Year-by-year total percent return as of 12/31 each year

                               [GRAPHIC OMITTED]
1989: 21.88,  1990: (16.99),  1991: (0.20),  1992: (7.16),  1993: 99.24,
1994: (17.27)  1995: 36.73,  1996: 21.22,  1997: (59.03),  1998: (28.44)

                                  Best Quarter
                                 (4/93 - 6/93) =
                                     36.64%

                                  Worst Quarter
                                (10/97 - 12/97) =
                                    (40.90)%






           Average annual total return for the periods ended 12/31/98

                    1 Year               5 Years               10 Years
                    ------               -------               --------
Midas Fund         (28.44)%             (16.62)%                (2.82)%
S&P 500             28.58%               24.05%                 19.20%
PMFA               (11.35)%             (12.91)%                (3.27)%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price).....................................   NONE
Maximum Deferred Sales Charge (Load).....................................   NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..............   NONE
Redemption Fee within 30 days of purchase................................  1.00%

                         Annual Fund operating expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees.........................................................   1.00%
Distribution and service (12b-1) fees...................................   0.25%
Other expenses..........................................................   1.08%
                                                                           -----
Total annual fund operating expenses....................................   2.33%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One      Three      Five       Ten
                                                                      Year      Years      Years     Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:.................................     $236       $727     $1,245     $2,666

                              MIDAS INVESTORS, LTD.


                              INVESTMENT OBJECTIVE

Midas Investors seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. The Fund invests primarily in gold, platinum and silver bullion and a global portfolio of securities of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals ("gold mining shares"). Income is a secondary objective.

                               INVESTMENT STRATEGY

In seeking to achieve its primary investment objective of long term capital appreciation, the Fund will concentrate its investments in gold mining shares and gold, platinum, and silver bullion. This means at least 25% will, and up to 100% of its assets may, be so invested. Generally, at least 65% of the Fund's total assets will be invested in equity securities (including common stocks, convertible securities and warrants) of companies involved directly or indirectly in mining, processing or dealing in gold or other precious metals, gold, platinum and silver bullion and gold coins. Currently, the Fund limits bullion investments to less than 25% of its total assets.

The Fund may invest up to 35% of its total assets in securities of companies that own or develop natural resources and other basic commodities, in securities of selected growth companies, and securities issued by the U.S. Government, its agencies or instrumentalities. Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities, which historically have been produced and marketed profitably during periods of rising inflation. Selected growth companies in which the Fund may invest typically have earnings or tangible assets which are expected to grow faster than the rate of inflation over time. The Investment Manager believes that such investments can also offer excellent opportunities to provide hedges against inflation. Pending investment or for temporary defensive purposes, the Fund may commit all or a portion of its assets to cash (U.S. dollars and/or foreign currencies) or invest in money market instruments of U.S. and foreign issuers, including repurchase agreements.

Options, Futures, and Forward Currency Contracts. The Fund may purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or to attempt to enhance return by, for example, participating in an anticipated price increase of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund's portfolio or to attempt to enhance return. The Fund may write (sell) covered put and call options on securities in which it is authorized to invest. The Fund may purchase and write covered straddles, purchase and write put and call options on stock and bond indexes, and take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or that it intends to purchase. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts, and may purchase put and call options and write covered put and call options on such futures contracts.

The Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for contemplated or completed transactions. The Fund might also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund has no specific limitation on the percentage of assets it may commit to foreign currency exchange contracts, except that it will not attempt to enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or the Fund's ability to meet redemption requests.

Short Sales. The Fund may from time to time use short sales, which means that the Fund may sell a security that it does not own in the hope of replacing it by a later purchase at a lower price. In order to make delivery to the buyer, the Fund must borrow the security. When it does, the Fund incurs an obligation to replace that security, whatever its price may be, at the time the Fund purchases it for delivery to the lender. The Fund must also pay to the lender of the security the dividends or interest payable during such period and may have to pay a premium to borrow the security. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The obligation to restore the borrowed security will at all times also be secured by collateral consisting of cash or liquid securities whose value is marked to the market daily. In addition to the amount required to be maintained by the broker, a similarly collateralized deposit will be made to a segregated account at the Fund's custodian bank in an amount such that the value of these two deposits will, at all times, be at least equal to the current market value of the securities sold short. Ordinarily, no interest will be received by the Fund on the proceeds of the short sale held by the broker, although income from the collateral securities will belong to the Fund. The Fund will incur a loss, which could be substantial, if the price of the security increases between the date of the short sale and the date on which it purchases securities to replace those borrowed. The Fund will realize a gain if the security declines in price between those dates. Any such gain will be a short term gain.

The frequency of short sales by the Fund may vary substantially, and no specified portion of the Fund's assets will be invested in short sales. However, not more than 25% of the Fund's net assets will be used to collateralize short sales. To adhere to the 25% limitation, the Fund may be required to cover short sales at a disadvantageous time.

The Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain without additional cost securities identical to those sold short. Such sales will not be subject to the limitations referred to above.

Fixed Income Securities. When seeking to achieve its secondary objective of income, the Fund will normally invest in investment grade fixed income securities. Investment grade securities are those rated in the top four categories by a nationally recognized statistical rating organization such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. Moody's considers securities in the fourth highest category to have speculative characteristics. Such securities may include long, intermediate and short maturities, depending on the Investment Manager's evaluation of market patterns and trends. The Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. The Fund may also invest without limit in unrated securities if such securities offer, in the Investment Manager's opinion, the opportunity for a high overall return by reason of their yield, discount at purchase, or potential for capital appreciation without undue risk. Securities rated below investment grade and many unrated securities may be considered predominantly speculative and subject to greater market fluctuations and risks of loss of income and principal than higher rated fixed income securities. The market value of fixed income securities usually is affected by changes in the level of interest rates. An increase in interest rates tends to reduce the market value of such investments, and a decline in interest rates tends to increase their value. In addition, fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater fluctuations in price than obligations with shorter maturities. Fluctuations in the market value of fixed income securities subsequent to their acquisition do not affect cash income from such securities but are reflected in the Fund's net asset value.

Lending. Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

                                 PRINCIPAL RISKS

Precious Metals Price. The primary risk affecting this Fund's performance is that its investments are linked to the prices of gold, silver, platinum and other resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one of the major sources of gold, silver, platinum and other resources could have a substantial effect on supply and demand in countries throughout the world.

Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Standard & Poor's 500 Stock Index ("S&P 500") and Morningstar Specialty Fund-Precious Metals Average ("PMFA"). The S&P 500 is an index that is unmanaged and fully invested in common stocks. The PMFA is an equally weighted average of the 22 managed precious metals funds tracked by Morningstar. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

             Year-by-year total percent return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: x%,  1990: x%,  1991: x%,  1992: x%,  1993: x%,  1994: x%,  1995: x%,
1996: x%,  1997: x%,  1998: x%.

                        Best Quarter (x/xx - x/xx) = x.x%
                      Worst Quarter (x/xx - x/xx) =(x.x)%

           Average annual total return for the periods ended 12/31/98

                             1 Year               5 Years            10 Years
                             ------               -------            --------
Midas Investors Ltd.        (32.21)%             (23.90)%             (9.61)%
S&P 500                      28.58%               24.05%              19.20%
PMFA                        (11.35)%             (12.91)%             (3.27)%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)..................................     NONE
Maximum Deferred Sales Charge (Load)..................................     NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...........     NONE
Redemption Fee within 30 days of purchase.............................    1.00%

                         Annual Fund operating expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees.......................................................    x.x%
Distribution and service (12b-1) fees.................................    x.x%
Other expenses........................................................    x.x%
                                                                          ----
Total annual fund operating expenses..................................    x.x%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five          Ten
                                                                      Year         Years        Years        Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:..................................    $x           $x           $x           $x

                                       7

                                MIDAS MAGIC, INC.
                              INVESTMENT OBJECTIVE

The Fund seeks long term capital appreciation.

                               INVESTMENT STRATEGY

The Fund seeks to achieve this objective by investing primarily in equity securities. Any income which the Fund earns is incidental to its objective of capital appreciation. The Fund will purchase primarily common stocks, which will be selected generally for their potential for long term capital appreciation and not dividend yield. Generally, the Fund will invest in companies expected to achieve above-average growth, which have small, medium or large capitalizations.

In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may borrow money to purchase securities and engage in short selling, where risk of loss is potentially unlimited. Additionally, the Fund may invest in special situations such as liquidations and reorganizations. The Fund may also lend portfolio securities to other parties. The Fund may invest in options, warrants, financial futures, and forward contracts, for which there is no assurance of success.

The Fund may from time to time take defensive positions, such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

                                 PRINCIPAL RISKS

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

Small Capitalization. The Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. A potential risk in investing in small-cap stocks is that small-cap stocks are likely more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund value may fall further than that of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason the Fund should be considered a long term investment and not a vehicle for seeking short term profit.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indiction of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Russell 2000 Index, an index that is unmanaged and fully invested in common stocks of small companies. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

             Year-by-year total percent return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: 19.14,  1990: (31.75),  1991: 6.39,  1992: 28.00,  1993: 14.30,
1994: 1.58,  1995: 32.84,  1996: 18.67,  1997: 3.54,  1998: (13.82)




                                  Best Quarter:
                                   1/96 - 3/96
                                     24.77%

                                 Worst Quarter:
                                   7/90 - 9/90
                                    (19.47)%



           Average annual total return for the periods ended 12/31/98

                                   1 Year            5 Years         10 Years
                                   ------            -------         --------
Midas Magic                       (13.82)%            7.40%           6.10%
Russell 2000 Index                 (2.57)%           11.87%           12.92%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) (as % of average daily net assets)

Management fees ..........................................................1.00%
Distribution and service (12b-1) fees ....................................0.25%
Other expenses ...........................................................8.02%
Total annual fund operating expenses .....................................9.27%
Fee waiver and Expense reimbursement......................................7.29%
Net expenses..............................................................1.98%*

*Reflects a contractual obligation by Rockwood Advisers, Inc. to waive and/or reimburse the Fund to the extent Total annual fund operating expenses exceed 1.90% of average daily net assets, excluding certain expenses.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One        Three        Five          Ten
                                                                      Year        Years        Years        Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses remain the same,  except for the first year in each of the time periods  indicated.  Although your  actual  costs may be  higher or lower,  based on these
assumptions your costs would  be**...............................     $201        $2,030      $3,707       $7,310

** The first year expenses in each of the time periods indicated are based on a contractual agreement.

                        MIDAS SPECIAL EQUITIES FUND, INC.


                              INVESTMENT OBJECTIVE

Midas Special Equities Fund seeks capital appreciation.

                               INVESTMENT STRATEGY

The Fund invests primarily in equity securities, often involving special situations and emerging growth companies. The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/earnings, price/cash flow, price/sales and similar ratios. The Fund may invest in domestic or foreign companies which have small, medium or large capitalizations.

In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may borrow money to purchase and hold securities and engage in short selling, where risk of loss is potentially unlimited. Additionally, the Fund may invest in special situations such as liquidations and reorganizations. The Fund may also lend portfolio securities to other parties. The Fund may invest in options, warrants, financial futures, and forward contracts, for which there is no assurance of success.

The Fund may from time to time take defensive positions, such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

                                 PRINCIPAL RISKS

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Russell 2000 Index, an index that is unmanaged and fully invested in common stocks of small companies. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

                 Year-by-year total return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: 42.29,  1990: (36.39),  1991: 40.54,  1992: 28.38,  1993: 16.35,
1994: (16.54),  1995: 40.47,  1996: 1.06,  1997: 5.23,  1998: (5.00)

                                  Best Quarter:
                                  10/92 - 12/92
                                     24.29%

                                 Worst Quarter:
                                   7/90 - 9/90
                                    (43.75)%

           Average annual total return for the periods ended 12/31/98

                                    1 Year           5 Years         10 Years
                                    ------           -------         --------
Midas Special Equities Fund         (5.00)%           3.44%            8.42%
Russell 2000 Index                  (2.57)%           11.87%          12.92%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees ...........................................................0.87%
Distribution and service (12b-1) fees .....................................1.00%
Other expenses ............................................................1.55%
Total annual fund operating expenses ......................................3.42%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five         Ten
                                                                      Year         Years        Years       Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:............................          $345        $1,051       $1,779    $3,703

                        MIDAS U.S. AND OVERSEAS FUND LTD.


                              INVESTMENT OBJECTIVE

Midas U.S. and Overseas Fund seeks to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers.

                               INVESTMENT STRATEGY

The Fund may invest substantially all of its assets in equity securities of issuers located in foreign countries with developed and/or emerging markets. The Fund may invest a portion of its assets in debt securities and in a combination of countries which include the U.S. and foreign markets. Generally, the Fund pays dividends annually to its shareholders.

The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/ earnings, price/cash flow, price/sales and similar ratios. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when the issuer's investment no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.

The Fund may invest in companies which have small, medium or large capitalizations. The Fund may borrow money to purchase and hold securities and engage in short selling, where risk of loss is potentially unlimited. Additionally, the Fund may invest in special situations such as liquidations and reorganizations. The Fund may also lend portfolio securities to other parties. The Fund may invest in options, warrants, financial futures, and forward contracts, for which there is no assurance of success.

The Fund may from time to time take defensive positions such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

                                 PRINCIPAL RISKS

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

Foreign Investment. The Fund can be exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. Also, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances, and fluctuations in currency exchange rates.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Morgan Stanley Capital International ("MSCI") World Index, an index that is unmanaged and fully invested in common stocks. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

                 Year-by-year total return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: 11.10,  1990: (8.61),  1991: 22.55,  1992: 2.57,  1993: 26.71,
1994: (13.12),  1995: 25.11,  1996: 5.34,  1997: 5.64,  1998: 1.18.




                                  Best Quarter:
                                   10/98-12/98
                                     18.99%

                                 Worst Quarter:
                                    7/98-9/98
                                    (24.43)%



           Average annual total return for the periods ended 12/31/98

                                        1 Year          5 Years         10 Years
                                        ------          -------         --------
Midas U.S. and Overseas Fund Ltd.        1.18%           4.12%            6.94%
MSCI World Index                        24.34%          15.68%           10.66%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.
                                Shareholder fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees ..........................................................1.00%
Distribution and service (12b-1) fees ....................................0.25%*
Other expenses ...........................................................1.33%
Total annual fund operating expenses .....................................2.58%

*Reflects a contractual distribution fee waiver that will continue through May 1, 2000. Without such waiver, distribution and service fee and total annual fund operating expenses would have been 1.00% and 3.33%, respectively.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five         Ten
                                                                      Year         Years        Years       Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The Example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses remain the same,  except for the first year periods. Although your actual costs may be higher or  lower,  based  on these  assumptions  your  costs  would
be**................................................................  $261         $955        $1,672    $3,571

**Year one fees are based on contractual Distribution fee.

                              DOLLAR RESERVES, INC.


                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity.

                               INVESTMENT STRATEGY

The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The monthly dividends the Fund pays are generally exempt from state and local income taxes. In addition, the value of Fund shares is generally exempt from state intangible personal property taxes.

The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund may also invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

The Fund is managed so the dollar-weighted average maturity of its portfolio does not exceed 90 days, and all investments have, or are deemed to have, a remaining maturity of less than 397 days.

The Fund may purchase securities on a "when-issued" basis. In such transactions the price is fixed at the time the commitment to make the purchase is made, but delivery and payment occur at a later date. The Fund will only make commitments to purchase U.S.
Government Securities maturing in less than 397 days from the date of the commitment.

When the Fund purchases securities on a when-issued basis, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to the market daily with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment.

Pursuant to an agency arrangement with an affiliate of its Custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Loans of portfolio securities may not exceed one-third of the Fund's total assets.

Loans will be made only to borrowers deemed to be creditworthy. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

The Fund operates in accordance with a nonfundamental policy that complies with Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act") that limits the amount the Fund may invest in the securities of any one issuer to 5% of the Fund's total assets, except that this limitation does not apply to U.S. Government Securities. The Fund is also subject to a fundamental limitation that provides it with the ability to invest, with respect to 25% of the Fund's assets, more than 5% of its total assets in any one issuer. The Fund will operate in accordance with this fundamental limitation only in the event that Rule 2a-7 is amended and the Fund's Board amends the nonfundamental policy discussed above. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment), but not in excess of an amount equal to one third of the Fund's total assets. The Fund may also invest up to 10% of its net assets in illiquid assets and up to 10% of its total assets in restricted securities.

Variable and Floating Rate Securities. The Fund may purchase variable and floating rate U.S. Government Securities. The yield on these securities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Fund's investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

                                 PRINCIPAL RISKS

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                         BAR CHART AND PERFORMANCE TABLE

Past Performance. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. As with all mutual funds, past performance is not necessarily an indication of future performance.

                 Year-by-year total return as of 12/31 each year

                               [GRAPHIC OMITTED]

1989: x%,  1990: x%,  1991: X%,  1992: x%,  1993: x%,  1994: x%,  1995: x%,
1996: x%,  1997: x%,  1998: x%.

                        Best Quarter (x/xx - x/xx) = x.x%
                       Worst Quarter (x/xx - x/xx) =(x.x)%

For information on the Fund's 7-day yield, call toll-free 1-888-503-FUND.

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)......................................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees ............................................................x.%
Distribution and service (12b-1) fees .......................................x%
Other expenses ..............................................................x%
Total annual fund operating expenses ........................................x%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                       One         Three        Five         Ten
                                                                      Year         Years        Years       Years
The example  assumes that you invest $10,000 in the Fund for
the  time  periods  indicated  and then  redeem  all of your shares at the end of those periods. The example also assumes that your  investment has a 5% return each year and that the
Fund's  operating  expenses  remain the same.  Although your actual  costs  may  be  higher  or  lower,  based  on  these
assumptions your costs would be:..................................    $x           $x           $x            $x

RISKS OF INVESTING:

                 RISKS OF INVESTING IN THE MIDAS FAMILY OF FUNDS

The following risks apply to each of the Funds:

Market. The primary market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.

Illiquid Securities. The Fund may invest up to 15% of its assets in illiquid securities. Potential risks from investing in illiquid securities are that illiquid securities can be more difficult to value than more widely traded securities and the prices realized from the sales of illiquid securities may be less than if such securities were more widely traded.

Lending. The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund receives collateral equal to the market value of the assets lent. Some risk is involved if the borrowers suffer financial problems and are unable to return the assets lent.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Fund will determine in large part whether the Fund achieves its investment objectives.

Active Trading. The Fund expects to trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions.

Temporary Defensive Positions. The Fund may from time to time take defensive positions such as investing some or all of its assets in cash, cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes a defensive position, the Fund may not achieve its investment objective over the short term.

Year 2000. The Fund could be adversely affected if computer systems used by CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.) and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. CEF Advisers, Inc. is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

               RISKS OF INVESTING IN SECURITIES OF SMALL COMPANIES

Small Capitalization. Some of the Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. A potential risk in investing in small-cap stocks is that small-cap stocks are likely more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund values may fall further than that of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason the affected Funds should be considered a long term investment and not a vehicle for seeking short term profit.

                    RISKS OF INVESTING IN FOREIGN SECURITIES

Foreign Investment. Some of the Funds can be exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which some of the Funds invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which the Funds investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Funds may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances, and fluctuations in currency exchange rates.

                RISKS OF MINING AND INVESTING IN PRECIOUS METALS

Precious Metals Price. Some of the Funds investments are linked to the prices of gold, silver, platinum and other resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one of the major sources of gold, silver, platinum and other resources could have a substantial effect on supply and demand in countries throughout the world.

Mining. Resource mining by its nature involves significant risks and hazards to which some of the Funds are exposed. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

                            NON-DIVERSIFICATION RISK

Non-Diversification. Some of the Funds are non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Funds may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in these Funds could involve more risk than investing in a Fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

                               INTEREST RATE RISK

Interest Rates. Bond investments are affected by interest rates to which some of the Funds are exposed. When interest rates rise, the prices of bonds typically fall in proportion to their duration. Duration, expressed in years, is based on the estimated payback period, or "duration," of a bond and is the most widely used gauge of sensitivity to interest rate change.


                              PORTFOLIO MANAGEMENT

Midas Fund, Inc.

Midas Management Corporation is the investment manager. It regularly furnishes advice with respect to portfolio transactions and provides all services necessary for the proper conduct of the Fund's business and administration. It is located at 11 Hanover Square, New York, New York 10005.

Lion Resource Management Limited is the subadviser. Mr. Kjeld Thygesen, the subadviser's Managing Director, has been the Fund's portfolio manager since January 1992 and currently serves as the Fund's portfolio manager together with the investment manager's Investment Policy Committee. Mr. Thygesen has been a Managing Director of the subadviser since 1989. Its principal business address is 7 - 8 Kendrick Mews, London, U.K. SW7 3HG. The subadviser advises and consults with the investment manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The subadviser also provides the investment manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States, and among equities, bullion, and other types of investments, including recommendations of specific investments.

Midas Investors, Ltd., Midas Special Equities Fund, Inc., and Midas U.S. and Overseas Fund Ltd.

CEF Advisers, Inc. is the investment manager of the Fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Thomas B. Winmill, President and Chief Executive Officer of the investment manager and the Fund, is the Fund's portfolio manager. Mr. Winmill has served as a member of the Investment Manager's Investment Policy Committee since 1990. As a member of the Investment Policy Committee, he helps establish general investment guidelines. He has served as portfolio manager of the Fund since May 1, 1998.

Midas Magic, Inc.

Rockwood Advisers, Inc. is the investment manager of the Fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Bassett S. Winmill, Chief Investment Officer of the investment manager, is the Fund's portfolio manager. Mr. Winmill has served as a portfolio manager of the Fund since February 2, 1999. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts.

Dollar Reserves, Inc.

CEF Advisers, Inc. is the investment manager of the Fund, providing day-to-day advice regarding portfolio transactions and is located at 11 Hanover Square, New York, New York 10005. Steven A. Landis, Senior Vice President of the investment manager and the Fund, is the Fund's portfolio manager. Mr. Landis has served as a member of the investment manager's Investment Policy Committee since 1995. As a member of the Investment Policy Committee, he assembles and disseminates information with respect to the fund's performance. He has served as portfolio manager of the Fund since April, 1995. From 1993 to 1995, he was an Associate Director of Proprietary Trading at Barclays de Zoete Wedd Securities Inc.


                                 MANAGEMENT FEES

Each Fund pays a management fee at an annual rate based on its average daily net assets, to the investment manager of the Fund, as follows: Midas Fund pays 1% on the first $200 million of average daily net assets, declining thereafter. Midas Investors, Ltd. pays 1% on the first $10 million of average daily net assets, declining thereafter. Midas Magic pays 1% on the first $200 million of average daily net assets, declining thereafter. Midas Special Equities Fund, Inc. 1% on the first $10 million of average daily net assets, declining thereafter. Midas U.S. and Overseas pays 1% on the first $10 million of average daily net assets, declining thereafter. Dollar Reserves 0.50% on the first $250 million of average daily net assets, declining thereafter.


                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Fund and services shareholder accounts. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a distribution or 12b-1 fee as compensation for distribution and service activities as follows: Midas Fund pays one-quarter of one percent per annum of the Fund's average daily net assets. Midas Investors, Ltd. pays one-quarter of one percent per annum of the Fund's average daily net assets. Midas Magic pays one quarter of one percent per annum of the Fund's average daily net assets. Midas Special Equities Fund, Inc. pays one percent per annum of the Fund's average daily net assets. Midas U.S. and Overseas pays one percent per annum of the Fund's average daily net assets. Dollar Reserves one quarter of one percent per annum of the Fund's average daily net assets. These fees are paid out of the Fund's assets on an ongoing-basis. Overtime these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                                PURCHASING SHARES

Your price for Fund shares is the Fund's next calculation, after the order is placed, of net asset value (NAV) per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time) each day the exchange is open. The Fund's shares will not be priced on the days on which the exchange is closed for trading. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's board.

            Opening Your Account

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check made payable to Dollar Reserves, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments below).

By wire. Call toll-free 1-888-503-FUND, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Dollar Reserves account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10- 00695; for Account 98-7052-724-3; Dollar Reserves. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below).

                               Minimum Investments


Account Type                          Initial                  Subsequent
----------------------------  ------------------------  ------------------------
Regular                                $1,000                     $100
Unif Gifts/Trans to                    $1,000                     $100
Minors
403(b) plan                            $1,000                     $100
Automatic Investment                    $100                      $100
Program
 ............................  ........................  ........................


IRA Accounts                          Initial                  Subsequent
----------------------------  ------------------------  ------------------------
Traditional, Roth IRA                  $1,000                     $100
Spousal, Rollover IRA                  $1,000                     $100

SEP-IRA, SIMPLE IRA                    $1,000                     $100
Education IRA                           $500                    No min.

 ............................  ........................  ........................

Checks must be payable to Dollar Reserves in U.S. dollars. Third party checks cannot be accepted. You will be charged a fee for any check that does not clear.

IRAs and retirement accounts. For more information about the IRAs and retirement accounts listed above, please call toll-free 1-888- 503-FUND.

Automatic Investment Program. With the Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account.


Bank Transfer Plan                            For making  automatic  investments
                                              from a designated  bank account.
 ................................................................................

Salary Investing Plan                         For  making  automatic investments
                                              through  a  payroll deduction.
 ................................................................................

Government Direct Deposit Plan                For  making  automatic investments
                                              from   your  federal   employment,
                                              Social  Security  or other regular
                                              federal government check.
 ................................................................................

The Fund reserves the right to redeem any account if participation in the program ends and the account's value is less than $1,000 due to redemptions.

For more information, or to request the necessary authorization form, please call toll-free 1-888-503-FUND. You may modify or terminate the Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.

            Adding to Your Account

By check. Complete a Midas FastDeposit form and mail it, along with your check, made payable to Dollar Reserves, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, and the name of the registered owner.

By Electronic Funds Transfer (EFT). Call toll-free 1-888-503-FUND. The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the next business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above).

By wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures above (see Minimum Investments above).

                                REDEEMING SHARES

Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information:

           o  name of the registered owner(s) of the account
           o  account number
           o  Fund name
           o  amount you want to sell
           o  name and address or wire information of person to receive proceeds

In some instances, a signature guarantee may be required. Signature guarantees protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

By mail. Write to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

By telephone. Call toll-free 1-888-503-FUND, to expedite redemption of Fund shares.

By EFT. Call toll-free 1-888-503-FUND and request the specific amount to be redeemed through EFT. You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

By wire. Call toll-free 1-888-503-FUND and request the specific amount to be redeemed by wire.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

Check Writing Privilege for Easy Access. You may establish free, unlimited check writing privileges with only $250 minimum per check upon request, by calling toll-free 1-888-503-FUND. You will be subject to a $20 charge for refused checks, which may change without notice.


                        ACCOUNT AND TRANSACTION POLICIES

Order execution. Orders to buy and sell shares are executed at the next NAV calculated after the order has been received in proper form. Orders received on Fund business days by 4 p.m., eastern time, will be executed from your account that day. Orders received after 4 p.m., eastern time, will be executed from your account on the next Fund business day.

Redemption fee. The Fund is designed as a long term investment, and short term trading is discouraged. If shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged. Redemption fees are paid to the Fund.

Redemption payment. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form.

Accounts with below-minimum balances. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares.

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent. The Fund is not liable as long as the Fund follows reasonable procedures.

Assignment. Fund shares may be transferred to another owner. Instructions are available by calling toll-free 1-888-503-FUND.


                             DISTRIBUTIONS AND TAXES

Distributions. The Fund pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Each of these distributions, if any, is paid out once a year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise by calling toll-free 1-888-503-FUND.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:

Transaction                                                 Tax treatment
Income dividends............................................Ordinary income
Short-term capital gains distributions......................Ordinary income
Long-term capital gains distributions.......................Capital gains
Sales or exchanges of shares held for more than one year....Capital   gains   or
                                                            losses
Sales or exchanges of shares held for one year or less......Gains are treated as
                                                            ordinary     income;
                                                            losses are subject
                                                            to special rules

Because income and capital gains distributions are taxable, you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a distribution. Each January, the Fund issues tax information on its distributions for the previous year. Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                     FINANCIAL HIGHLIGHTS: MIDAS FUND, INC.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown, with the exception of 1994, were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                                             Years Ended December 31,
                                                                 -----------------------------------------------------------------
                                                                 1998*          1997*          1996*          1995*           1994
                                                                 -----          -----          -----          -----           ----
PER SHARE DATA
Net asset value, beginning of period......................       $2.11          $5.15          $4.25          $3.32          $4.16
                                                                 -----          -----          -----          -----          -----
Income from investment operations:
Net investment loss.......................................        -             (0.03)         (0.05)         (0.06)         (0.05)
Net realized and unrealized gain (loss) on investments....       (0.60)         (3.01)          0.95           1.28          (0.67)
                                                                 ------         ------          ----           ----          ------
  Total from investment operations........................       (0.60)         (3.04)          0.90           1.22          (0.72)
Less distributions:
Distributions from net realized gains.....................        -              -              -             (0.29)         (0.12)
  Total distributions.....................................        -              -              -             (0.29)         (0.12)
                                                                                                             ------         ------
Net asset value, end of period............................       $1.51          $2.11          $5.15          $4.25          $3.32
                                                                 =====          =====          =====          =====          =====
TOTAL RETURN..............................................      (28.44)%      (59.03)%        21.22%         36.73%         (17.27)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)......................      $87,841       $100,793       $200,457        $15,753         $7,052
Ratio of expenses to average net assets(a) (b):...........       2.33%          1.90%          1.63%          2.26%          2.15%
Ratio of net investment loss to average net assets(c):....      (0.02)%        (0.72)%        (0.92)%        (1.47)%        (1.26)%
Portfolio turnover rate ..................................        27%            50%            23%            48%            53%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio prior to reimbursement by the investment manager was 2.15%, 1.83%, and 2.52% for the years ended December 31, 1997, 1996, and 1995. (b) Expense ratio after transfer agent and custodian credits was 2.30%, 1.88%, 1.61% and 2.25% for the years ended December 31, 1998, 1997, 1996 and 1995. Prior to 1995, such credits were reflected in the expense ratio. (c) Ratio prior to reimbursement by the investment manager was (0.97)%, (1.12)%, and (1.73)% for the years ended December 31, 1997, 1996, and 1995.

                   FINANCIAL HIGHLIGHTS: MIDAS INVESTORS, LTD.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                     Six Months Ended                      Years Ended June 30,
                                                      December 31,*  --------------------------------------------------------------

PER SHARE DATA*                                          1998          1998         1997          1996          1995          1994
                                                         ----          ----         ----          ----          ----          ----
Net asset value at beginning of period.............      $3.67         $7.14       $14.02        $13.13        $15.71        $16.98
                                                         -----         -----       ------        ------        ------        ------
 Income from investment operations:
   Net investment loss.............................      (.04)        (.12)         (.25)        (.22)           --           (.11)
   Net realized and unrealized gain (loss) on
      investments..................................      (.81)        (2.94)       (4.36)         2.72         (1.13)        (1.05)
                                                         -----        ------       ------         ----         ------        ------
         Total from investment operations..........      (.85)        (3.06)       (4.61)         2.50         (1.13)        (1.16)
                                                         -----        ------       ------         ----         ------        ------
 Less distributions:
   Distributions from net realized gains on
      investments..................................       --          (.41)        (2.27)        (1.61)        (1.45)         (.11)
   Total distributions.............................       --          (.41)        (2.27)        (1.61)        (1.45)         (.11)
                                                                      -----        ------        ------        ------         -----
Net asset value at end of period...................      $2.82        $3.67         $7.14        $14.02        $13.13        $15.71
                                                         =====        =====         =====        ======        ======        ======
TOTAL RETURN.......................................     (23.16)%     (43.45)%      (37.81)%      21.01%        (8.01)%       (6.92)%
                                                        =======      =======       =======       =====         ======        ======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)........     $6,293        $8,324       $15,217      $27,489       $29,007        $36,603
                                                        ======        ======       =======      =======       =======        =======
Ratio of expenses to average net assets(a)(b)......     4.32%**       3.57%         2.77%        2.93%         2.82%          2.54%
                                                        ====          ====          ====         ====          ====           ====
Ratio of net investment income (loss) to
average net assets.................................    (2.50)%**     (2.09)%       (1.89)%      (1.49)%        0.12%         (.65)%
                                                       ======        ======        ======       ======         ====          =====
Portfolio turnover rate............................       36%          136%          37%          61%           158%          129%
                                                          ==           ===           ==           ==            ===           ===

* Per share net investment loss and unrealized gain (loss) on investment have been computed using the average number of shares outstanding. these computations had no effect on net asset value per share.
** Annualized.
(a) Ratios excluding interest expense were 3.96%**, 3.57%, 2.77%, 2.93%, 2.82%, and 2.54%, for the six months ending December 31, 1998 and the years ending June 30, 1998, 1997, 1996, 1995, and 1994, respectively. (b) Ratio after custodian credits was 4.30%** and 3.82% for the six months ending December 31, 1998 and the year ended June 30, 1998, respectively.

                     FINANCIAL HIGHLIGHTS: MIDAS MAGIC, INC.

This table describes the Fund's performance for the past five years. In 1998, the fiscal year end changed to December 31. Previously, the fiscal year end was October 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods ended 1996 through 1998 were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request. The Fund's financial statements for periods prior to 1996 were audited by other auditors whose reports thereon expressed unqualified opinions on those statements.

                                                  Two Months Ended                      Years Ended October 31,
                                                     December 31, -----------------------------------------------------------------

                                                       1998           1998         1997          1996          1995          1994
                                                       ----           ----         ----          ----          ----          ----
PER SHARE DATA*
Net asset value at beginning of period...........     $15.67        $24.92        $24.24        $18.73        $16.61       $16.32
                                                      ------        ------        ------        ------        ------       ------
Net investment loss..............................       (.04)         (.25)         (.59)         (.56)         (.31)        (.22)
Net realized and unrealized gain (loss) on
   investments...................................        .98         (7.20)         6.17          6.07          2.43          .51
                                                         ---         ------         ----          ----          ----          ---
      Total from investment operations...........        .94         (7.45)         5.58          5.51          2.12          .29
                                                         ---         ------         ----          ----          ----         ----
Distributions from net realized gain
   on investments................................      (2.04)        (1.80)        (4.90)          .00           .00          .00
                                                       ------        ------        ------          ---           ---          ---
      Total Distributions........................      (2.04)        (1.80)        (4.90)          .00           .00          .00
Net asset value at end of period.................     $14.57        $15.67        $24.92        $24.24        $18.73       $16.61
                                                      ======        ======        ======        ======        ======       ======
TOTAL RETURN.....................................       6.48%       (31.29)%       27.55%        29.42%        12.76%         1.78%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)......       $548          $613        $1,771        $1,200         $774          $714
Ratio of expenses to average net assets(a)(b)....       2.85%**       2.09%         2.81%         2.55%         2.30%        2.00%
Ratio of net investment loss to average net
   assets(c).....................................      (1.54)%**     (1.38)        (2.65)%       (2.23)%       (1.77)%      (1.38)%
Portfolio turnover rate..........................       0%            207%          44%           42%           30%          18%

*Per share net investment loss and net realized and unrealized gain on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**Annualized.
(a)Ratio prior to reimbursement by the investment manager was 18.84%**, 9.27%, 10.47%, 4.44%, 3.00%, and 2.82%, for the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively.
(b)Ratio after custodian fee credits was 1.97% for the year ended October 31, 1998. There were no custodian fee credits for prior years. (c)Ratio prior to reimbursement by the manager was (17.53)%**, (8.56)%, (10.31)%, (4.12)%,
(2.47)%, and (2.20)% for the two months ended December 31, 1998 and the years ended October 31, 1998, 1997, 1996, 1995, and 1994, respectively.

             FINANCIAL HIGHLIGHTS: MIDAS SPECIAL EQUITIES FUND, INC.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                                        Years Ended December 31,
                                                             ----------------------------------------------------------------------
                                                              1998           1997            1996           1995            1994
                                                              ----           ----            ----           ----            ----
PER SHARE DATA*
Net asset value at beginning of period.................      $23.38          $22.96         $25.42          $19.11         $23.13
                                                             ------          ------         ------          ------         ------
   Net investment loss.................................        (.61)           (.38)          (.73)           (.81)          (.55)
   Net realized and unrealized gain (loss) on
      investments......................................        (.65)           1.55           0.99            8.51          (3.28)
                                                               -----           ----           ----            ----          ------
   Total from investment operations....................       (1.26)           1.17           0.26            7.70          (3.83)
                                                              ------           ----           ----            ----          ------
   Distributions from net realized gains on
      investments......................................       (1.78)           (.75)         (2.72)          (1.39)          (.19)
                                                              ------           -----         ------          ------          -----
   Net increase (decrease) in net asset value..........       (3.04)            .42          (2.46)           6.31          (4.02)
Net asset value at end of period.......................      $20.34          $23.38         $22.96          $25.42         $19.11
                                                             ======          ======         ======          ======         ======
TOTAL RETURN...........................................      (5.0)%          5.3%            1.0%           40.5%         (16.5)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)............     $36,807         $44,773        $49,840         $56,340        $45,614
Ratio of expenses to average net assets(a)(b)..........       3.42%           2.81%          2.92%           3.67%          2.92%
Ratio of net investment loss to average net assets.....      (2.57)%         (1.48)%        (2.81)%         (2.70)%        (2.43)%
Portfolio turnover rate................................       97%            260%            311%           319%            309%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio excluding interest expense was 2.63%, 2.53%, 2.45% and 2.88% for the years ended December 31, 1998, 1997, 1996 and 1995. (b) Expense ratio after custodian fee credits was 3.41% and 2.79% for the years ended December 31, 1998 and 1997. Prior to 1995, such credits were reflected in the expense ratio. There were no custodian fee credits for 1996 and 1995.

             FINANCIAL HIGHLIGHTS: MIDAS U.S. AND OVERSEAS FUND LTD.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                                                          Years Ended December 31,
                                                                      --------------------------------------------------------------
                                                                        1998         1997          1996          1995        1994
                                                                        ----         ----          ----          ----        ----
PER SHARE DATA(1)
Net asset value at beginning of period.............................    $7.35        $7.91          $8.36        $7.08        $8.71
                                                                       -----        -----          -----        -----        -----
   Net investment income (loss)....................................     (.10)       (0.05)         (0.24)       (0.23)       (0.13)
   Net realized and unrealized gain (loss) on investments..........      .18         0.46           0.68         2.00        (1.01)
                                                                         ---         ----           ----         ----        ------
   Total from investment operations................................      .08         0.41           0.44         1.77        (1.14)
                                                                         ---         ----           ----         ----        ------
   Distributions from net realized gains...........................     (.26)       (0.97)         (0.89)       (0.49)       (0.49)
Net asset value at end of period...................................    $7.17        $7.35          $7.91        $8.36        $7.08
                                                                       =====        =====          =====        =====        =====
TOTAL RETURN.......................................................     1.18%        5.64%          5.34%       25.11%      (13.12)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)........................    $7,340       $8,446         $9,836       $9,808       $8,454
Ratio of expenses to average net assets(a)(b)......................     3.33%        3.28%          3.20%        3.55%        3.53%
Ratio of net investment income (loss) to average net assets(c).....   (1.38)%      (0.63)%        (2.74)%      (2.85)%      (1.65)%
Portfolio turnover rate............................................       69%         205%           255%         214%         212%

1 Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio prior to reimbursement by the investment manager was 3.84% and 3.59% for the years ended December 31, 1995 and 1994. (b) Expense ratio after the custodian fee credits was 3.22% and 3.49% for 1997 and 1995. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1998 and 1996. (c) Ratio prior to reimbursement by the investment manager was (3.14)% and (1.71)% for the years ended December 31, 1995 and 1994.

                   FINANCIAL HIGHLIGHTS: DOLLAR RESERVES, INC.

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                   Six Months Ended                     Years Ended June 30,
                                                     December 31,  -----------------------------------------------------------------
                                                          1998          1998          1997          1996         1995         1994
PER SHARE DATA                                            ----          ----          ----          ----         ----         ----
Net asset value at beginning of period.............       $1.000       $1.000        $1.000       $1.000        $1.000       $1.000
Income from investment operations:
   Net investment income...........................         .022         .048          .047         .047          .044         .026
Less distributions:
   Distributions from net investment income........        (.022)       (.047)        (.047)        .047         (.044)       (.026)
                                                           ------       ------        ------        ----         ------       ------
   Distributions from paid-in capital .............          --        ($.001)          --           --            --            --
                                                                       -------
Net asset value at end of period...................       $1.000       $1.000        $1.000       $1.000        $1.000       $1.000
                                                          ======       ======        ======       ======        ======       ======
TOTAL RETURN.......................................        4.46%**      4.88%         4.83%        4.81%         4.53%        2.59%
                                                           ====         ====          ====         ====          ====         ====
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)........      $65,535      $61,602       $62,908      $62,467       $65,278      $76,351
                                                         =======      =======       =======      =======       =======      =======
Ratio of expenses to average net assets (a)........         .93%**       .86%          .71%         .90%          .89%         .89%
                                                            ===          ===           ===          ===           ===          ===
Ratio of net investment income to average net              4.43%**      4.71%         4.73%        4.70%         4.41%        2.56%
assets (b).........................................        ====         ====          ====         ====          ====         ====

** Annualized
(a) Ratio prior to waiver by the Investment Manager and Distributor was 1.30%**, 1.20%, 1.21%, 1.40%, 1.39%, and 1.39% for the six months ended December 31, 1998 and the years ended June 30, 1998, 1997, 1996, 1995, 1994, respectively.
(b) Ratio prior to waiver by the Investment Manager and Distributor was 4.06%**, 4.37%, 4.23%, 4.20%, 3.91%, and 2.06%for the six months ended December 31, 1998, 1997, 1996, 1995, and 1994, respectively.

                              FOR MORE INFORMATION

For investors who want more information on the Funds, the following documents are available free upon request:

Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Funds managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds performance during the last fiscal year.

Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference (is legally considered part of this prospectus).

To Obtain Information

By telephone, call
1-800-400-MIDAS (for Midas Fund) or 1-888-503-FUND (for all other Funds)

By mail, write to:
Midas Funds
Box 419789
Kansas City, MO 64141-6789

By e-mail, write to:
info@mutualfunds.net

On the Internet, Fund documents
can be viewed online or downloaded from:
SEC at http://www.sec.gov, or
Midas Family of Funds at http://www.mutualfunds.net

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a
duplicating  fee  to  the  SEC's  Public  Reference  Section,   Washington,   DC
20549-6009.  The Funds  Investment  Company  Act file  numbers  are as  follows:
811-04316 (Midas Fund);  811-00835 (Midas  Investors);  811-04534 (Midas Magic);
811-04625 (Midas Special Equities); 811-04741 (Midas U.S. and Overseas) and 811-02474 (Dollar Reserves) .

Statement of Additional Information                                June 30, 1999




                              MIDAS INVESTORS LTD.
                                11 Hanover Square
                               New York, NY 10005
                                 1-888-503-FUND





            This Statement of Additional Information regarding Midas Investors Ltd. ("Fund") is not a prospectus and should be read in conjunction with the Fund's Prospectus dated June 30, 1999. The Prospectus is available to prospective investors without charge upon request by calling toll-free at 1-888-503-FUND (1-888-503-3863).


                                TABLE OF CONTENTS



DESCRIPTION OF THE FUND........................................................2

THE FUND'S INVESTMENT PROGRAM..................................................2

INVESTMENT RESTRICTIONS........................................................5

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES......................6

THE INVESTMENT COMPANY COMPLEX................................................13

OFFICERS AND DIRECTORS........................................................13

INVESTMENT MANAGER............................................................14

INVESTMENT MANAGEMENT AGREEMENT...............................................14

CALCULATION OF PERFORMANCE DATA...............................................15

DISTRIBUTION OF SHARES........................................................17

DETERMINATION OF NET ASSET VALUE..............................................19

PURCHASE OF SHARES............................................................19

ALLOCATION OF BROKERAGE.......................................................19

DISTRIBUTIONS AND TAXES.......................................................21

REPORTS TO SHAREHOLDERS.......................................................23

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.............................23

AUDITORS    ..................................................................23

FINANCIAL STATEMENTS..........................................................23

APPENDIX - DESCRIPTIONS OF BOND RATINGS.......................................24

                             DESCRIPTION OF THE FUND

            The following information supplements the information concerning the investment objective, policies and limitations of the Fund found in the prospectus. The Fund is Maryland corporation formed on December 9, 1957. The Fund is "non-diversified," as defined in the Investment Company Act of 1940.


                          THE FUND'S INVESTMENT PROGRAM

            The following  information  supplements the information found in the
Prospectus   concerning   the  Fund's   investment   objectives,   policies  and
limitations.

            Metal-Indexed Notes and Precious Metals. The Fund may invest in notes, the principal amount or redemption price of which is indexed to and thus varies directly with, changes in the market price of gold bullion or other precious metals ("Metal-Indexed Notes"). It is expected that the value of Metal-Indexed Notes will be as volatile as the price of the underlying metal.

            The Fund will only purchase Metal-Indexed Notes that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (that is, rated in one of the top four rating categories by any nationally recognized statistical rating organization) or commercial paper rated in the top rating category by any nationally recognized statistical rating organization or of issuers that the Investment Manager has determined to be of similar creditworthiness. Debt obligations rated in the fourth highest rating category by a nationally recognized statistical rating organization are considered to have some speculative characteristics. The Metal-Indexed Notes might be backed by a bank letter of credit, performance bond, or might be otherwise secured, and any such additional credit support, which would be held by the Fund's custodian, would be taken into account in determining the creditworthiness of the securities. The Fund may purchase unsecured Metal-Indexed Notes if the issuer thereof met the Fund's credit standards without any such additional credit support. While the principal amount or redemption price of Metal-Indexed Notes would vary with the price of the resource, such securities would not be secured by a pledge of the resource or any other security interest in or claim on the resource. In the case of Metal-Indexed Notes not backed by a performance bond, letter of credit or similar credit support, it is expected that such securities generally would not be secured by any other specific assets.

            The Fund anticipates that if Metal-Indexed senior securities were to be purchased, they would be issued by precious metals or commodity brokers or dealers, by mining companies, by commercial banks or by other financial institutions. Such issuers would issue notes to hedge their inventories and reserves of the resource, or to borrow money at a relatively low cost (which would include the nominal rate of interest paid on Metal-Indexed Notes, described below, and the cost of hedging the issuer's precious metals exposure). The Fund would not purchase a Metal-Indexed Note issued by a broker or dealer if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer. The Fund might purchase Metal-Indexed Notes from brokers or dealers that are not also securities brokers or dealers. Precious metals or commodity brokers or dealers are not subject to supervision or regulation by any governmental authority or self-regulatory organization in connection with the issuance of Metal-Indexed Notes.

            Until recently, there were no Metal-Indexed Notes outstanding and consequently there is no secondary trading market for such securities. Although a limited secondary market might develop among institutional traders, there is no assurance that such a market will develop. No public market is expected to develop, since the Fund expects that Metal-Indexed Notes will not be registered under the Securities Act of 1933, as amended ("1933 Act"), and therefore disposition of such securities, other than to the issuer thereof (as described below) would be dependent upon the availability of an exemption from such registration.

            Metal-Indexed Notes purchased by the Fund will generally have maturities of one year or less. Such notes, however, will be subject to being called for redemption by the issuer on relatively short notice. In addition, it is expected that the Metal-Indexed Notes will be subject to being put by the Fund to the issuer or to a stand-by broker meeting the credit standards set forth above, with payments being received by the Fund on no more than seven days notice. A stand-by broker may be a securities broker-dealer, in which case the Fund's investment will be limited by applicable regulations of the Securities and Exchange Commission ("SEC"). The put feature of the Metal-Indexed Notes will ensure liquidity even in the absence of a secondary trading market. The securities will be repurchased upon exercise of the holder's put at the price determined in the manner described above, less repurchase fees, if any, which are not expected to exceed 1% of the redemption or repurchase proceeds. Depending on the terms of the particular Metal-Indexed Note, there might be a period of as long as five days between the date that the Fund notifies the issuer of the exercise of the put and determination of the sale price.

            It is expected that any Metal-Indexed Notes that the Fund might purchase will bear interest at relatively nominal rates under 2% per annum. The Fund's holdings of such senior securities therefore would not generate any appreciable current income, and the return from such senior securities would be primarily from any profit on the sale or maturity thereof at a time when the price of the relevant precious metal is higher than it was when the senior securities were purchased. The Fund will not invest in Metal-Indexed Notes that are not publicly traded until it is certain how the Internal Revenue Service would characterize income derived from such notes.

            Foreign   Securities.   Because  the  Fund  may  invest  in  foreign
securities, investment in the Fund involves investment risks of adverse political and economic developments that are different from an investment in a fund which invests only in the securities of U.S. issuers. Such risks may include adverse movements in the market value of foreign securities during days on which the Fund's net asset value per share is not determined (see "Determination of Net Asset Value"), the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of dividends or principal and interest on securities in the portfolio.

            The Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

            Borrowing. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

            Illiquid Assets. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, (a) more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days, or (b) more than 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

            Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, are not included within the meaning of the term "illiquid assets."

            In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

            Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. ("NASD"). An insufficient number of qualified buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

            The Board of Directors of the Fund has delegated the function of making day-to-day determinations of liquidity to CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.) ("Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the Board of Directors.

            Convertible   Securities.   The  Fund  may  invest  in   convertible
securities which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

            The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

            The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

            Preferred Securities. The Fund may invest in preferred stocks of U.S. and foreign issuers that, in the Investment Manager's judgment, offer potential for growth of capital and income. Such equity securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial condition of the issuers of such securities.

            Lower Rated Debt Securities. The Fund is authorized to invest up to 35% of its total assets in debt securities rated below investment grade, although it has no current intention of investing more than 5% of its total assets in such securities during the coming year. Ratings of investment grade or better include the four highest ratings of Standard & Poor's Ratings Group ("S&P") (AAA, AA, A, or BBB), and Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa). Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade are deemed by these rating agencies to be predominantly speculative with respect to the issuers' capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

            Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. The Investment Manager will consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Appendix to this Statement of Additional Information for further information regarding S&P's and Moody's ratings.

            Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to adverse changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such decline in price will not recur. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of lower rated securities, especially in a thinly traded market.

            Year 2000 Risks. Like other investment companies, financial and business organizations around the world, the Fund will be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 Problem. However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund. Additionally, while the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.


                             INVESTMENT RESTRICTIONS

            The Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940 ("1940 Act")(which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets);

(2) Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

(3) Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(4)         Purchase  or  sell  commodities  (other  than  precious  metals)  or commodity futures contracts, although it may enter into (a) financial, foreign currency, and precious metals futures contracts and options thereon, (b) options on foreign currencies and precious metals, and (c) forward contracts on foreign currencies and precious metals;

(5) Lend its assets, provided however, that the following are not prohibited: (a) the making of time or demand deposits with banks,
            (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objectives and policies, and (c) engaging in securities, precious metals, and other asset loan transactions up to one-third of the Fund's total assets; or

(6) Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities prohibited by this provision: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales.

            The  Fund's  Board  of  Directors  has   established  the  following
non-fundamental investment limitations that may be changed by the Board without shareholder approval:

            The Fund may:

(i) Invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.

(ii) Purchase securities issued by other investment companies to the extent permitted under the 1940 Act.

(iii) Pledge, mortgage, hypothecate or otherwise encumber its assets to the extent permitted under the 1940 Act.

            Generally, the 1940 Act permits a registered open end investment company to borrow money, pledge, mortgage, hypothecate or otherwise encumber its assets provided that immediately after any such borrowing there is asset coverage of at least 300 per centum for all borrowings of such registered investment company and purchase securities issued by other investment companies ("acquired company") if, as a result, a registered open end investment company owns not more than 3 per centum of the total outstanding voting stock of the acquired company, the securities issued by the acquired company have an aggregate value not in excess of 5 per centum of the value of the total assets of the investment company or the securities issued by the acquired company and all other investment companies have an aggregate value not in excess of 10 per centum of the value of the total assets of the investment company.


            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

            Regulation  of the Use of  Options,  Futures  and  Forward  Currency
Contract Strategies. As discussed in the Prospectus, the Investment Manager may engage in certain options strategies to attempt to enhance return or for hedging purposes. The Investment Manager also may use securities index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, "futures contracts" or "futures"), options on futures contracts and forward currency contracts for hedging purposes or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Certain special characteristics of and risks associated with using these instruments are discussed below. In addition to the non-fundamental investment restrictions described above in sections (xi) and (xii), use of options, forward currency contracts and futures by the Fund is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, and the CFTC.

            The Fund's ability to use options, forward contracts and futures may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any hedging or yield or income enhancement strategy used will be successful. The Fund's ability to successfully utilize these instruments will depend on the Investment Manager's ability to predict accurately movements in the prices of the assets being hedged and movements in securities, interest rates, foreign currency exchange rates and precious metals prices. There is no assurance that a liquid secondary market for options and futures will always exist, and the correlation between hedging instruments and the assets being hedged may be imperfect. There can be no assurance that the techniques described herein will provide adequate hedging or that such techniques are or will be actually or effectively available due to liquidity, costliness, or other factors. Hedging maneuvers may fail and investors should not assume the availability of any of the hedging opportunities described herein. In any event, the Investment Manager will not attempt perfect balancing, through hedging or otherwise and the Fund might not use any hedging techniques, as described herein or otherwise. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences.

            In addition to the products, strategies and risks described below and in the Prospectus, the Investment Manager may discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as the Investment Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with the Fund's investment objective, permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's registration statement will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the Prospectus.

            Cover for Options, Futures and Forward Currency Contract Strategies. The Fund will not use leverage in its options, futures and forward currency contract strategies. Accordingly, the Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) setting aside cash or liquid assets in a segregated account in the prescribed amount, or (2) holding securities, currencies or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

            Option Income and Hedging Strategies. The Fund may purchase and write (sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market. Although many options on currencies are exchange-traded, the majority of such options currently are traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

            The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

            The Fund may purchase put options on securities in order to hedge against a decline in the market value of securi ties held in its portfolio or to attempt to enhance return. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

            The Fund may on certain occasions wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the value of such portfolio securities. If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio. If the Investment Manager's judgment is not correct, the value of the securi ties underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

            The Fund may write covered call options on securities in which it is authorized to invest for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying secur ity and the option is exercised, the Fund would be obligated to sell the security at less than its market value. The Fund would give up the ability sell any portfolio securities used to cover the call option while the call option was outstanding. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value). Portfolio securities used to cover OTC options written also may be considered illiquid, and therefore subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

            The Fund also may write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

            The Fund may purchase put and call options and write covered put and call options on securities indexes in much the same manner as the more traditional securities options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.

            The Fund may purchase and write covered straddles on securities indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside cash and/or liquid assets in a segregated account equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security.

            Foreign Currency Options and Related Risks. The Fund may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange-traded, the majority are traded on the OTC market. The Fund will not purchase or write such options unless, in the Investment Manager's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

            The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

            There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign cur rencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

            Special Characteristics and Risks of Options Trading. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell se curities or currencies under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

            In considering the use of options to enhance returns or to hedge the Fund's portfolio, particular note should be taken of the following:

            (1) The value of an option position will reflect, among other things, the current market price of the underlying se curity, securities index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, securities index or currency and general market conditions. For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of securities index options, fluctuations in the market sector represented by the selected index.

            (2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, securities index or currency. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

            (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to stocks. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and a significant market for foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, currency or securities index, the Fund may not sell the underlying securities or currency (or invest any cash or securities used to cover the option) during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

            (4) Securities index options are settled exclusively in cash. If the Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

            (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs and taxes; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

            Futures and Related Options Strategies. The Fund may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securi ties in which it invests. This may involve, among other things, using futures strategies to manage the effective duration of the Fund. If the Investment Manager wishes to shorten the effective duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the effective duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option.

            The Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates and in other circumstances as permitted by the CFTC. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

            The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. The Fund also may write covered put options on interest rate futures contracts as a partial anticipatory hedge and may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio. The Fund may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

            The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

            As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securi ties index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund may write covered put options on securities index futures as a partial anticipatory hedge and may write covered call options on securities index futures as a partial hedge against a decline in the price of securities held in the Fund's port folio. This is analogous to writing covered call options on securities. The Fund also may purchase put options on securities index futures contracts. The purchase of put options on securities index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund.

            The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of the Fund's foreign securities holdings or interest payments to be received in that foreign currency. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign currency exchange rates or the value of its foreign portfolio securities. The Fund may write a covered put option on a foreign currency futures contract as a partial anticipatory hedge and may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign currency exchange rates on the value of foreign securities.

            The Fund may also write put options on interest rate, securities index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index or foreign currency futures contract in order to synthetically create an interest rate, securities index or foreign currency futures contract. The options will have the same strike prices and expiration dates. The Fund will only engage in this strategy when it is more advantageous to the Fund to do so as compared to purchasing the futures contract.

            The Fund may also purchase and write covered straddles on interest rate or securities index futures contracts. A long straddle is a combination of a call and a put purchased on the same security at the same exercise price. The Fund would enter into a long straddle when it believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and put written on the same futures contract at the same exercise price where the same security or futures contract is considered "cover" for both the put and the call. The Fund would enter into a short straddle when it believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside cash or liquid assets in a segregated account with its custodian equal in value to the amount, if any, by which the put is "in-the-money," that is the amount by which the exercise price of the put exceeds the current market value of the underlying security.

            Special Characteristics and Risks of Futures and Related Options Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through whom the transaction is effected an amount of cash or certain liquid securities whose value is marked to the market daily generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when the Fund purchases a contract and the value of the contract rises, the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

            Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

            Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

            In considering the Fund's use of futures contracts and related options, particular note should be taken of the following:

            (1) Successful use by the Fund of futures contracts and related options will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities or currencies being hedged. For example, if the price of the securities index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

            (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

            (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures positions, and in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

            (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

            (5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the securities or currencies being hedged.

            (6) As is the case with options, the Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions and taxes; however, the Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

            Special Risks Related to Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

            Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in such a loss.

            Forward Currency Contracts. The Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

            The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

            The Fund also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Manager believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

            The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short term currency market movements is extremely difficult and the successful execution of a short term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circum stances, consideration of the prospects for currency parities will be incorporated into the longer term decisions made with regard to overall investment strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

            At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

            The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

            Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                         THE INVESTMENT COMPANY COMPLEX

The investment companies advised by affiliates of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winmill") ("Investment Company Complex") are:


                        Bexil U.S. Government Securities Fund, Inc.
                        Dollar Reserves, Inc.
                        Global Income Fund, Inc.
                        Midas Fund, Inc.
                        Midas Investors Ltd.
                        Midas Magic, Inc.
                        Midas Special Equities Fund, Inc.
                        Midas U.S. and Overseas Fund Ltd.
                        Tuxis Corporation

                             OFFICERS AND DIRECTORS

            The officers and Directors of the Fund, their respective offices, dates of birth and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is a Financial Representative with New England Financial, specializing in financial, estate and insurance matters. From March 1995 to December 1995, he was President of Huber Hogan Knotts Consulting, Inc., financial consultants and insurance planners. From 1988 to 1990, he was Chairman of Bruce Huber Associates. He is also a Director of five other investment companies in the Investment Company Complex. He was born February 7, 1930.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Hunt & Howe Inc., executive recruiting consultants. He is also a Director of five other investment companies in the Investment Company Complex. He was born December 14, 1930.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps. He is also a Director of five other investment companies in the Investment Company Complex. He was born February 9, 1923.

THOMAS B. WINMILL* -- Chairman, Chief Executive Officer, President, and General Counsel. He is President of the Investment Manager and the Distributor, and of their affiliates. He is a member of the New York State Bar and the SEC Rules
Committee of the Investment Company Institute. He is a son of Bassett S. Winmill. He is also a Director of eight other investment companies in the Investment Company Complex. He was born June 25, 1959.

ROBERT D. ANDERSON -- Vice Chairman. He is Vice Chairman and a Director of two other investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He is a former member of the District #12, District Business Conduct and Investment Companies Committees of the NASD. He was born December 7, 1929.

STEVEN A. LANDIS -- Senior Vice President. He is Senior Vice President of the Investment Manager and certain of its affiliates. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., and from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company. He was born March 1, 1955.

JOSEPH LEUNG, CPA -- Chief Accounting Officer, Chief Financial Officer and Treasurer. He is Treasurer and Chief Accounting Officer of the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. He is a member of the American Institute of Certified Public Accountants.
He was born September 15, 1965.

DEBORAH ANN SULLIVAN, ESQ. -- Chief Compliance Officer, Secretary and Vice President. She is Chief Compliance Officer, Secretary and Vice President of the investment companies in the Investment Company Complex, and the Investment Manager and its affiliates. From 1993 through 1994, she was the Blue Sky Paralegal for SunAmerica Asset Management Corporation, and from 1992 through 1993, she was Compliance Administrator and Blue Sky Administrator with Prudential Securities, Inc. and Prudential Mutual Fund Management, Inc. She is member of the New York State Bar. She was born June 13, 1969.

*Thomas B. Winmill is an "interested person" of the Fund as defined by the 1940 Act, because of his position and other relationships with the Investment Manager.

Compensation Table


                                                                                                         Total Compensation
                                                                                                            From Fund and
                      Aggregate           Pension or Retirement                                          Investment Company
Name of Person,    Compensation From     Benefits Accrued as Part        Estimated Annual                   Complex Paid To
    Position             Fund                of Fund Expenses        Benefits Upon Retirement                  Directors
------------------------------------------------------------------------------------------------------------------------------------
Bruce B. Huber,                                                                                        $6,250 from 6 Investment
    Director            $1,000                     None                        None                            Companies
 James E. Hunt,                                                                                        $6,250 from 6 Investment
    Director            $1,000                     None                        None                            Companies
John B. Russell,                                                                                             $6,250 from 6
    Director            $1,000                     None                        None                       InvestmentCompanies
====================================================================================================================================

            Information in the above table is based on fees paid during the fiscal year ended December 31, 1998.

            No officer, Director or employee of the Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of xxx, 1999, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of xxx, 1999, the following shareholder of record owned more than 5% of the outstanding shares of the Fund:
Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, x.xx%.

                               INVESTMENT MANAGER

            The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. The other principal subsidiaries of Winmill include Investor Service Center, Inc., the Fund's Distributor and a registered broker/dealer, and Midas Management Corporation and Rockwood Advisers, Inc., registered investment advisers.

            Winmill is a publicly owned company whose securities are listed on The Nasdaq Stock Market ("Nasdaq") and traded in the OTC market. Bassett S. Winmill may be deemed a controlling person of Winmill on the basis of his ownership of 100% of Winmill's voting stock and, therefore, of the Investment Manager. The investment companies in the Investment Company Complex, each of which is managed by the Investment Manager or its affiliates, had net assets in excess of $xxx as of xxx, 1999.

                         INVESTMENT MANAGEMENT AGREEMENT

            Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto.For the fiscal years ended June 30, 1996, 1997, 1998, and December 31, 1998, the Fund paid to the Investment Manager aggregate investment management fees of $276,798, $222,365, $109,871, and $xxx, respectively.

            If requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those Directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof. The cost of such services billed to the Fund by the Investment Manager for the fiscal years ended June 30, 1996, 1997, 1998 and December 31, 1998 was $15,141, $9,615, $4,804, and $xxx, respectively.

            The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any Fund shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, may be construed to protect the Investment Manager against any liability to the Fund by reason of the Investment Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

            The Investment Management Agreement will continue in effect, unless sooner terminated as described below, for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Fund who are not parties to the Investment Management Agreement, or interested persons of any such party. The Investment Management Agreement may be terminated without penalty at any time either by a vote of the Board of Directors of the Fund or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.

            Winmill has granted the Fund a non-exclusive license to use various service marks including "Performance Driven" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the Fund's investment manager shall not be the Investment Manager or another subsidiary of Winmill. If the license is terminated, the Fund will eliminate all reference to those marks in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                         CALCULATION OF PERFORMANCE DATA

            Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that the investor's shares when redeemed may be worth more or less than their original cost.

Average Annual Total Return

            Average  annual  total  return is  computed  by finding  the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


         P(1+T)n = ERV

Where:   P       = a hypothetical initial payment of $1,000;
         T       = average annual total return;
         n       = number of years; and
         ERV     = ending redeemable value at the end of the period of a
                   hypothetical $1,000 payment made at the beginning of such period.

This calculation assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and Rule 12b-1 fees, charged to all shareholder accounts.

Average Annual Total Returns For Periods Ended December 31, 1998


One Year               xx%
Five Years             xx%
Ten Years              xx%

Cumulative Total Return

            Cumulative total return is calculated by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                CTR=( ERV-P )100
                                        P
CTR         =           Cumulative total return

ERV         =           ending redeemable value at the end of the period of a
                        hypothetical $1,000 payment made at the beginning of such period

P           =           initial payment of $1,000

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and other distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

            The cumulative return for the Fund for the one year, five year and ten year periods ending December 31, 1998 is xx%, xx%, and xx%, respectively.

            Source Material

            From time to time,  in marketing  pieces and other Fund  literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, manage ment results, income and dividend records, and price ranges.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond Index -- is comprised of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar  Investor,  Morningstar  Mutual  Funds  and  Morningstar  Principia,
publications  of  Morningstar,   Inc.,   periodically   reviewing  mutual  funds
industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Finance, a monthly magazine frequently reporting mutual fund data.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund perfor mance, yields, indices, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Smith Barney GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Smith Barney High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Smith Barney Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Smith Barney Market Performance tracks the Salomon Smith Barney bond index.

Smart Money, a monthly magazine frequently reporting mutual fund data.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

            Indices prepared by the research departments of such financial organizations as Salomon Smith Barney Holdings, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

            Pursuant to a Distribution Agreement, Investor Service Center, Inc. ("Distributor") acts as the principal distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of 0.75% per annum of the Fund's average daily net assets as compensation for distribution activities and a fee in the amount of 0.25% per annum of the Fund's average daily net assets as compensation for service activities.

            In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and tele phone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

            Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan may not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund will be committed to the discretion of the Directors who are not interested persons of the Fund.

            With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly-owned subsidiary of Winmill, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund and the other Midas Funds at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a saving on marketing, to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

            It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. Offsetting redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

            The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan) while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund had any direct or indirect financial interest in the operation of the Plan or any related agreement.

            Of the amounts compensated to the Distributor during the Fund's fiscal year ended June 30, 1998 and the six months ended December 31, 1998, approximately $ xx and $ xx represented expenses incurred for advertising, $xx and $ xx for printing and mailing prospectuses and other information to other than current shareholders, $ xx and $ xx for salaries of marketing and sales personnel, $ xx and $ xx for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, and $ xx and $ xx for overhead and miscellaneous expenses.

            The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for administrative and accounting services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

            The Distributor provides certain administrative and shareholder services to the Fund pursuant to the Shareholder Services Agreement and is reimbursed by the Fund the actual costs incurred with respect thereto. For services performed pursuant to the Shareholder Services Agreement, the Fund reimbursed the Distributor for the fiscal years ended June 30, 1996, 1997, 1998 and the six months ended December 31, 1998 approximately $37,801, $25,056, $30,158, and $ xx, respectively.

                        DETERMINATION OF NET ASSET VALUE

            The Fund's net asset value per share is determined as of the close of regular trading in equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time) each business day of the Fund. The following are not business days of the Fund: New Year's Day, Washington's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Because a substantial portion of the Fund's net assets may be invested in gold, platinum and silver bullion, foreign securities and/or foreign currencies, trading in each of which is also conducted in foreign markets which are not necessarily closed on days when the NYSE is closed, the Fund's net asset value per share may be significantly affected on days when shareholders have no access to the Fund or its transfer agent.

            Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities traded on the NYSE, the American Stock Exchange and The Nasdaq Stock Market are valued at the last sales price, or if no sale has occurred, at the mean between the current bid and asked prices. Securities traded on other exchanges are valued as nearly as possible in the same manner. Securities traded only OTC are valued at the mean between the last available bid and ask quotations, if available, or at their fair value as determined in good faith by or under the general supervision of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

            Foreign securities and bullion, if any, are valued at the price in a principal market where they are traded, or, if last sale prices are unavailable, at the mean between the last available bid and ask quotations. Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of the net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith under the direction of the Fund's Board of Directors.

            Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES

            The Fund will only issue shares upon payment of the purchase price by check made drawn to the Fund's order in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Second and third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Fund's transfer agent. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A shareholder's order will be priced at the Fund's net asset value next computed after such order is accepted by an authorized broker or the broker's authorized designee.

                             ALLOCATION OF BROKERAGE

            The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof. Fund transactions in debt and OTC securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks reasonably competitive spreads or commissions, payment of the lowest spread or commission is not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

            The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular bro ker/dealer, including brokerage and research services, sales of shares of the Fund or other Funds advised by the Investment Manager or its affiliates. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable law are met. Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

            Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include (1) furnishing advice as to the value of securities, the
advisability  of  investing  in,  purchasing  or  selling   securities  and  the
availability  of  securities  or  purchasers  or  sellers  of  securities,   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

            Until March 31, 1999, Bull & Bear Securities, Inc. ("BBSI") was a wholly owned subsidiary of Winmill and the Investment Manager's affiliate. BBSI provides discount brokerage services to the public as an introducing broker clearing through unaffiliated firms on a fully disclosed basis. The Investment Manager was, until March 31, 1999, authorized to place Fund brokerage through BBSI at its posted discount rates and indirectly through a BBSI clearing firm. The Fund did not deal with BBSI in any transaction in which BBSI acts as principal. The clearing firm executed trades in accordance with the fully disclosed clearing agreement between BBSI and the clearing firm. BBSI was financially responsible to the clearing firm for all trades of the Fund until complete payment was received by the Fund or the clearing firm. BBSI provided order entry services or order entry facilities to the Investment Manager, arranged for execution and clearing of portfolio transactions through executing and clearing brokers, monitored trades and settlements and performed limited back-office functions including the maintenance of all records required of it by the National Association of Securities Dealers, Inc.

            In order for BBSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by BBSI must have been reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Fund's Board of Directors adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to BBSI were reasonable and fair. Although BBSI's posted discount rates may be lower than those charged by full cost brokers, such rates may be higher than some other discount brokers and certain brokers may be willing to do business at a lower commission rate on certain trades. The Board determined that portfolio transactions may have been executed through BBSI if, in the judgment of the Investment Manager, the use of BBSI was likely to result in price and execution at least as favorable as those of other qualified broker/dealers and if, in particular transactions, BBSI charged the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Brokerage transactions with BBSI were also subject to such fiduciary standards as may be imposed by applicable law. The Investment Manager's fees under its agreement with the Fund were not reduced by reason of any brokerage commissions paid to BBSI.

            During the fiscal years ended June 30, 1996,  1997, 1998 and the six months ended December 31, 1998, the Fund paid total brokerage commissions of $102,812, $50,095, $89,745, and $ xx, respectively. For the fiscal year ended June 30, 1998 and the six months ended December 31, 1998, $50,664 and $ xx in brokerage commissions (representing $33,550,592 and $ xx in portfolio transactions) was allocated to broker/dealers that provided research services. For the fiscal year ended June 30, 1998 and the six months ended December 31, 1998, $18,166 and $ xx in brokerage commissions was allocated to broker/dealers for selling shares of the Fund and other Funds advised by the Investment Manager or its affiliates. During the Fund's fiscal years ended June 30, 1996, 1997, 1998 and the six months ended December 31, 1998, the Fund paid brokerage commissions of $23,712, $5,131, $39,081, and $ xx respectively, to BBSI, representing approximately 23.06%, 10.24%, 43.55%, and xx % respectively, of the total brokerage commissions paid by the Fund and 24.17%, 3.44%, 47.75%, and xx % respectively, of the aggregate dollar amount of Fund transactions involving the payment of commissions.

            Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security (a "bunched trade") if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. All accounts participating in a bunched trade shall receive the same execution price with all transaction costs (e.g. commissions) shared on a pro rata basis. In the event that there are insufficient securities to satisfy all orders, the partial amount executed shall be allocated among participating accounts pro rata on the basis of order size. In the event of a partial fill and the portfolio manager does not deem the pro rata allocation of a specified number of shares to a particular account to be sufficient, the portfolio manager may waive in writing such allocation. In such event, the account's pro rata allocation shall be reallocated to the other accounts that participated in the bunched trade. Following trade execution, portfolio managers may determine in certain instances that it would be fair and equitable to allocate securities purchased or sold in such trade in a manner other than that which would follow from a mechanical application of the procedures outlined above. Such instances may include (i) partial fills and special accounts (In the event that there are insufficient securities to satisfy all orders, it may be fair and equitable to give designated accounts with special investment objectives and policies some degree of priority over other types of accounts.); (ii) unsuitable or inappropriate investment (It may be appropriate to deviate from the allocation determined by application of these procedures if it is determined before the final allocation that the security in question would be unsuitable or inappropriate for one or more of the accounts originally designated). While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices. The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund or other affiliated investment companies do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winmill, the parent of the Investment Manager.

            The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Investment Company Complex does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winmill, the parent of the Investment Manager.

            The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

            From time to time, certain brokers may be paid a fee for record keeping, shareholder communications and other services provided by them to investors purchasing shares of the Fund through the "no transaction fee" programs offered by such brokers. This fee is based on the value of the investments in the Fund made by such brokers on behalf of investors participating in their "no transaction fee" programs. The Fund's directors have further authorized the Investment Manager to place a portion of the Fund's brokerage transactions with any of such brokers, if the Investment Manager reasonably believes that, in effecting the Fund's transactions in portfolio securities, such broker or brokers are able to provide the best execution of orders at the most favorable prices. Commissions earned by such brokers from executing portfolio transactions on behalf of the Fund may be credited by them against the fee they charge the Fund, on a basis which has resulted from negotiations between the Investment Manager and such brokers.

                             DISTRIBUTIONS AND TAXES

            If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

            The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement") and (2) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income would be taxed at corporate rates.

            A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

            A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the seller received any capital gain distributions attributable to those shares.

            Any dividend or other distribution will have the effect of reducing the net asset value of the Fund's shares on the payment date by the amount thereof. Furthermore, any such dividend or other distribution, although similar in effect to a return of capital, will be subject to taxes. Dividends and other distributions may also be subject to state and local taxes.

            The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus
(3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of the Excise Tax by making adequate distributions.

            Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

            The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition or marking-to-market of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long term capital gain over net short term capital loss), even if they are not distributed to the Fund; those amounts likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

            For the tax years beginning after December 31, 1997, open-end RICs, such as the Fund, are entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

            The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests

("appreciated financial position") and then enters into a short sale, futures or forward contract or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified as hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

            The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

            The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on December 31.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

            Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105 ("Custodian") has been retained by the Corporation to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Corporation, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., P.O. Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent.

                                    AUDITORS

            Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800,  Philadelphia,
PA  19103-2108,   are  the  independent  accountants  for  the  Fund.  Financial statements of the Fund are audited annually.

                              FINANCIAL STATEMENTS

            The Fund's Financial Statements for the fiscal year ended December 31, 1998, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                     APPENDIX - DESCRIPTIONS OF BOND RATINGS


Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          Bonds  which are rated Ba are judged to have  speculative  elements;
            their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


Standard & Poor's Ratings Group Corporate Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB         An obligation  rated BBB exhibits  adequate  protection  parameters.
            However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC          An obligation rated CC is currently highly vulnerable to nonpayment.

CCC The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

                              MIDAS INVESTORS LTD.

                            Part C. Other Information

Item 23. Exhibits

     (a) Articles of Incorporation: Filed with the Securities and Exchange Commission on September 4, 1998, Accession Number 0000042031-98-000007

     (b) By-Laws as now in effect: Filed with the Securities and Exchange Commission August 24, 1998, Accession Number 0000042031-98-000005.

     (c) Articles of Incorporation: Filed with the Securities and Exchange Commission on September 4, 1998, Accession Number 0000042031-98-000007 By-Laws as now in effect: Filed with the Securities and Exchange Commission August 24, 1998, Accession Number 0000042031-98-000005.

           (d) Investment Management Agreement, filed with the Securities and Exchange Commission on September 4, 1998, Accession Number 0000042031-98-000007.

           (e)                 (1)  Distribution   Agreement,   filed  with  the
                               Securities and Exchange Commission on September 4, 1998, Accession Number 0000042031-98-000007.

                     (2) Form of Related Agreement to Plan of Distribution between Investor Service Center, Inc. and Hanover Direct Advertising Company, Inc., filed with with the Securities and Exchange Commission on September 4, 1998, Accession number 0000042031-98-000007.

           (f)       not applicable.

           (g)       (1)       Form  of   Custody   and  Investment   Accounting
                               Agreement, filed with the Securities and Exchange
                               Commission on September 3, 1997, accession number
                               0000042031-97-000005.


                     (2) Form of Retirement Plan Custodial Services Agreement, filed with the Securities and Exchange Commission on September 4, 1998, Accession Number 0000042031-98-000007.


                     (3) Form of Precious Metals Storage Agreement, Filed with the Securities and Exchange Commission on September 4, 1998, Accession Number 0000042031-98-000007.

           (h)       (a)       Form of Transfer Agency Agreement, filed with the
                               Securities and Exchange Commission  on  September
                               4, 1998, Accession Number 0000042031-98-0000007.

                     (b)       Form  of  Agency   Agreement,   filed   with  the
                               Securities and Exchange Commission on September 4, 1998, Accession Number 0000042031-98-000007.

                     (c) Form of Shareholders Service Agreement, filed with the Securities and Exchange Commission on September 4, 1998, Accession Number 0000042031-98-000007.

                      (d) Form of credit facilities agreement, filed with the Securities and Exchange Commission on September 4, 1998, Accession Number 0000042031-98-000007.

                     (e) Form of Securities Lending Authorization Agreement, filed with the Securities and Exchange Commission on September 4, 1998, accession number 0000042031-98-000007.

                     (f) Form of Segregated Account Procedural and Safekeeping Agreement, filed with the Securities and Exchange Commission on September 4, 1998, accession number 0000042031-98-000007.

           (i)       Opinion   and   Consent  of  Counsel  as  to   Legality  of
                     Securities: filed with the Securities and Exchange Commission on September 4, 1998, Accession number 0000042031-98-000007.

           (j)       not applicable

Item 24. Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25. Indemnification

             The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

             Registrant's amended and restated Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages; (2) require the Registrant to indemnify and advance expense as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

             Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

             Registrant's amended Investment Management Agreement between the Registrant and CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.) ("Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or its series or any shareholder of the Registrant or its series for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant or any series thereof by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

             Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of

                                   Part C p. 2
any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

             The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described contract in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.              Business and other Connections of Investment Adviser

             The directors and officers of the Investment Manager are also directors and officers of other Funds managed by Midas Management Corporation and Rockwood Advisers, Inc., both of which are wholly-owned subsidiaries of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.)("Winmill")("Funds"). In addition, such officers are officers and directors of Winmill and its other subsidiaries; Investor Service Center, the distributor of the Registrant and the Funds and a registered broker/dealer. Winmill's predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. The principal business of both companies since their founding has been to serve as investment manager to registered investment companies. CEF Advisers, Inc. serves as investment manager of Dollar Reserves, Inc.; Tuxis Corporation; Midas Investors Ltd.; Midas U.S. and Overseas Fund Ltd.; Midas Special Equities Fund, Inc., Bexil U.S. Government Securities Fund, Inc., Global Income Fund, Inc., and Tuxis Corporation, and Midas Management Corporation serves as investment manager of Midas Fund, Inc., and Rockwood Advisers, Inc. serves as investment adviser of Midas Magic, Inc.

Item 27.              Principal Underwriters

    a) In addition to the Registrant, Investor Service Center serves as principal underwriter of Dollar Reserves, Inc., Midas Special Equities Fund, Inc., Midas U.S. and Overseas Fund Ltd., Midas Fund, Inc. and Midas Magic, Inc.

                                   Part C p. 3

    b) Investor Service Center will serve as the Registrant's principal underwriter. The directors and officers of Investor Service Center, their principal business addresses, their positions and offices with Investor Service Center and their positions and offices with the Registrant (if any) are set forth below.


Name and Principal        Position and Offices with         Position and Offices
Business Address          Investor Service Center, Inc.     with Registrant

------------------------- ------------------------- ---------------------------
Robert D. Anderson        Vice Chairman and Director          Vice Chairman
11 Hanover Square
New York, NY 10005

Steven A. Landis          Senior Vice President           Senior Vice President
11 Hanover Square
New York, NY 10005

Thomas B. Winmill         President, Director,        President, Director,
11 Hanover Square         General Counsel             and General Counsel
New York, NY 10005

Deborah Ann Sullivan      Vice President           Vice President and Secretary
11 Hanover Square         and Secretary
New York, NY 10005

Irene K. Kawczynski       Vice President                        None
11 Hanover Square
New York, NY 10005

Joseph Leung              Treasurer, Chief       Treasurer, Chief Accounting
11 Hanover Square         Accounting Officer     Officer and Chief Financial
New York, NY 10005                                  Officer


Item 28.     Location of Accounts and Records

             The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of Registrant's custodian) and DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at Investors Fiduciary Trust Company and DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and the Investment Manager).

Item 29.     Management Services -- none

Item 30. Undertakings -- The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders upon request and without charge.

                                   Part C p. 4

                                    SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto authorized, in the City, County and State of New York on this 24th day of May, 1999.

             MIDAS INVESTORS LTD.

                Thomas B. Winmill
            By: Thomas B. Winmill

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Thomas B. Winmill     Director, President and Chief               May 24, 1999
-----------------
Thomas B. Winmill     Executive Officer

Joseph Leung          Treasurer and Principal                     May 24, 1999
------------
Joseph Leung          Accounting Officer

Bruce B. Huber        Director                                    May 24, 1999
Bruce B. Huber

James E. Hunt          Director                                   May 24, 1999
James E. Hunt

John B. Russell       Director                                    May 24, 1999
John B. Russell



                                   Part C p. 5

                                  EXHIBIT INDEX


                                                                          PAGE
EXHIBIT                                                                  NUMBER

(23)(n)     Financial Data Schedule